EXHIBIT 99.B

News For Immediate Release

El Paso Corporation Announces South Texas Acquisition

HOUSTON, TEXAS, November 10, 2006—El Paso Corporation’s (NYSE:EP) wholly owned subsidiary El Paso Exploration & Production Company announced today that it has agreed to acquire producing properties and undeveloped acreage in Zapata County, Texas, for approximately $255 million. The properties complement El Paso’s existing Texas Gulf Coast operations and provide a re-entry into the Lobo trend.

The assets being acquired have current net production of approximately 19 million cubic feet equivalent per day, and El Paso estimates proved reserves to be approximately 84 billion cubic feet equivalent. Approximately 73 percent of the estimated proved reserves are undeveloped. The properties are 100 percent operated with an average working interest of 85 percent. The 27,000 gross (23,000 net) acres to be acquired in the transaction provide a multi-year drilling inventory with significant additional exploration and development drilling opportunities. In addition, these properties are in close proximity to El Paso’s existing operations in the Bob West field in Zapata County, facilitating assimilation into El Paso’s Texas Gulf Coast operations.

El Paso has executed purchase and sale agreements to acquire Laredo Energy III, LP, operator and majority owner of the properties, as well as separate working interests in some of the properties. The acquisition is expected to close in January 2007 and is subject to customary due diligence.

El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner. The company owns North America’s largest natural gas pipeline system and one of North America’s largest independent natural gas producers.

Cautionary Statement Regarding Forward-Looking Statements
This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, the successful closing of the acquisition described in this release; our ability to successfully execute, manage and integrate acquisitions; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; competition; and other factors described in the company’s (and its affiliates’) Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Contacts
Investor and Public Relations
Bruce L. Connery, Vice President
Office: (713) 420-5855

Media Relations
Bill Baerg, Manager
Office: (713) 420-2906

El Paso Corporation Announces South Texas Acquisition
HOUSTON, TEXAS, November 10, 2006—El Paso Corporation’s (NYSE:EP) wholly owned subsidiary El Paso Exploration & Production Company announced today that it has agreed to acquire producing properties and undeveloped acreage in Zapata County, Texas, for approximately $255 million. The properties complement El Paso’s existing Texas Gulf Coast operations and provide a re-entry into the Lobo trend.

The assets being acquired have current net production of approximately 19 million cubic feet equivalent per day, and El Paso estimates proved reserves to be approximately 84 billion cubic feet equivalent. Approximately 73 percent of the estimated proved reserves are undeveloped. The properties are 100 percent operated with an average working interest of 85 percent. The 27,000 gross (23,000 net) acres to be acquired in the transaction provide a multi-year drilling inventory with significant additional exploration and development drilling opportunities. In addition, these properties are in close proximity to El Paso’s existing operations in the Bob West field in Zapata County, facilitating assimilation into El Paso’s Texas Gulf Coast operations.

El Paso has executed purchase and sale agreements to acquire Laredo Energy III, LP, operator and majority owner of the properties, as well as separate working interests in some of the properties. The acquisition is expected to close in January 2007 and is subject to customary due diligence.

El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner. The company owns North America’s largest natural gas pipeline system and one of North America’s largest independent natural gas producers.

Cautionary Statement Regarding Forward-Looking Statements
This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, the successful closing of the acquisition described in this release; our ability to successfully execute, manage and integrate acquisitions; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; competition; and other factors described in the company’s (and its affiliates’) Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Contacts
Investor and Public Relations
Bruce L. Connery, Vice President
Office: (713) 420-5855

Media Relations
Bill Baerg, Manager
Office: (713) 420-2906